UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2006

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	51 West 52nd Street, New York, New York (Address of principal executive offices)	10019 (zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

On May 25, 2006, the stockholders of CBS Corporation (the ‘‘Company’’), acting at the Company’s Annual Stockholders Meeting (the ‘‘Stockholders Meeting’’), approved: (i) amendments to the Company’s 2004 Long-Term Management Incentive Plan, which amendments were previously described on a Form 8-K filed by the Company with the Securities and Exchange Commission (the ‘‘SEC’’) on March 16, 2006 and in the proxy statement, dated April 14, 2006, for the Stockholders Meeting (the ‘‘Proxy Statement’’) filed by the Company with the SEC on April 14, 2006; (ii) amendments to the Company’s 2000 Stock Option Plan for Outside Directors, which amendments were previously described by the Company on a Form 8-K filed with the SEC on June 14, 2005 and in the Proxy Statement; and (iii) amendments to the Company’s 2005 RSU Plan for Outside Directors, which amendments were previously described by the Company on a Form 8-K filed with the SEC on June 14, 2005 and in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)
By:	/s/ Louis J. Briskman
	Name:	Louis J. Briskman
	Title:	Executive Vice President and General Counsel

Date: June 1, 2006